UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the Securities
                  Exchange Act of 1934 Date of Report (Date of
                   earliest event reported): November 16, 2007

                            Triple Crown Media, Inc.

             (Exact name of registrant as specified in its charter)

            Delaware                    000-51636              20-3012824
--------------------------------     ---------------     -----------------------
  (State or other jurisdiction         (Commission          (I.R.S. Employer
        of incorporation)             File Number)         Identification No.)


    546 East Main Street, Lexington, Kentucky                    40508
-------------------------------------------------      -------------------------
     (Address of principal executive offices)                 (Zip Code)

(Registrant's telephone number, including area code) (859) 226-4678

                                 Not Applicable
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 Financial Information

Item 2.02 Results of Operations and Financial Condition.

The information set forth under this Item 2.02 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On November 16, 2007, Triple Crown Media, Inc. issued a press release reporting its financial results for the quarter ended September 30, 2007. A copy of the press release is hereby attached as Exhibit 99.1 and incorporated herein by reference.


Section 9 Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.       Description
-----------       -----------
Exhibit 99.1      Press Release dated November 16, 2007.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         Triple Crown Media, Inc.
Date: November 16, 2007
                                         By: /s/ Mark G. Meikle
                                             -----------------------------------
                                             Name: Mark G. Meikle
                                             Title: Executive Vice President and
                                                    Chief Financial Officer